Exhibit 99.2

Natera, Inc. Investor presentation Third Quarter 2022 Earnings Call November 8 , 2022

This presentation contains forward - looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our proposed products and launch schedules, our reimbursement coverage and our product costs, our commercial partners and potential acquisitions, our user experience, our clinical trials and studies, our financial performance, our strategies, our anticipated revenue and financial outlook, our goals and general business and market conditions, are forward - looking statements. These forward - looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to maintain our business and operations as planned due to disruptions and economic uncertainty caused by the COVID - 19 pandemic; we may be unable to further increase the use and adoption of Panorama and Horizon through our direct sales efforts or through our laboratory partners; we may be unable to develop and successfully commercialize new products, including Signatera and Prospera; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may need to raise additional capital to support our business plans, which may not be available when necessary or on favorable terms; we may not be successful in commercializing our cloud - based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP - based Microdeletion and Aneuploidy RegisTry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly in the average - risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA - certified laboratory facilities becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third - party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third - party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third - party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post - market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time - consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10 - K and 10 - Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statement. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward - looking statements. Except as required by law, we undertake no obligation to update publicly any forward - looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 249 - 9090. Safe h arbor s tatement 2 Not for reproduction or further distribution.

Recent highlights

- Total revenues of $210.6M; ~33% growth over Q3 21
- 518K total tests processed in Q3 22; ~27% growth vs. Q3 21
- 2022 revenue guidance raised to $810 million – $830 million, up $40M vs. initial 2022 guidance
- Performed 53,000 oncology tests in Q3 22, representing over 150% YoY growth, with 35 published peer-reviewed studies for Signatera to date.
- IO Monitoring Medicare reimbursement set at $7,489; awarded pan-cancer Signatera contract from Veterans Administration
- Powerful new Signatera data demonstrates MRD leadership
  - New published studies in Ovarian, Uveal Melanoma
  - CIRCULATE study accepted in *Nature Medicine* with 18-month prospective follow-up
  - Large (N=943) esophageal study accepted in *JCO Precision Oncology*
- Trifecta Study Demonstrates Prospera™ Kidney dd-cfDNA Test Outperforms DSA in Predicting Antibody Mediated Rejection
- Board of Directors completes independent investigation with the assistance of WilmerHale; determines short seller allegations of wrongdoing against company are unfounded

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Record Q 3 22 v olume of 5 18 ,000 u nits 4 Not for reproduction or further distribution. 200 K 262 K 407 K 518 K Q3 19 Q3 20 Q3 21 Q3 22 ~27% volume growth over Q3 21 Strong market share gains in Women’s Health Continued momentum in Organ Health and Oncology

Oncology - Robust volume growth 5 Not for reproduction or further distribution. Signatera and Altera annual unit volumes 3K 18K 76K 175K 2019 2020 2021 2022E Signatera and Altera quarterly unit volumes 1K 4K 6K 6K 10K 17K 21K 28K 35K 44K 53K 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 • ~25% of US oncologists have ordered Signatera in the quarter with continued growth in new accounts • Growth driven by both new patients and serial testing • Increase in utilization beyond CRC, ahead of coverage

6 Not for reproduction or further distribution. $65 $78 $98 $158 $211 Q3 18 Q3 19 Q3 20 Q3 21 Q3 22 Strong revenue growth driven by strong volumes Total revenues: year on year trend ($ in millions) • ~33% revenue growth over Q3 21 • Strong volume growth • Significant growth in Signatera ASP 33% 61% 26% 19%

Prospera Kidney – Trifecta study demonstrates Prospera is superior to DSA in predicting AMR

Prospera™ Transplant assessment

Prospera Kidney[1]

Transplantation

Predictor Variable(s)	AUC
DSA	0.66
%dd-cfDNA	0.84
Quantity dd-cfDNA	0.85

- Societal guidelines currently recommend DSA testing as standard practice for monitoring ABMR, highlighting a compelling consideration for the broader use of dd-cfDNA in kidney transplantation.

- Assessed 280 samples from kidney transplant recipients matched to kidney biopsies evaluated by both RNA-based molecular pathology and histology
- Donor-derived cell-free DNA (dd-cfDNA) testing with the Prospera test was superior to the current standard of care, donor-specific antibody (DSA) testing in predicting antibody mediated rejection (AMR)
  - Both components of Prospera algorithm, dd-cfDNA donor fraction (AUC 0.84) and estimated amount of dd-cfDNA (AUC 0.85), outperformed DSA (AUC 0.66) in identifying AMR

1. Halloran PF, Reeve J, Madill-Thomsen KS, et al. Antibody-mediated Rejection Without Detectable Donor-specific Antibody Releases Donor-derived Cell-free DNA: Results From the Trifecta Study [published online ahead of print, 2022 Oct 3]. *Transplantation.* 2022;10.1097/TP.0000000000004324. doi:10.1097/TP.0000000000004324

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Oncology commercial highlights 8 Not for reproduction or further distribution. Data Leadership 35 published peer - reviewed studies, covering thousands of patients and over 25 different cancer types Market Access / Reimbursement ● Broadest Medicare coverage with CRC, bladder, pan - cancer IO monitoring ● Premium pricing: ADLT at $3920, IO monitoring bundle at $7488 ● First private payor coverage in CRC Commercial Team Large, tenured pan - cancer sales team and medical affairs team, with 4 oncologists on staff, calling on community and academia User Experience Strong customer loyalty with mobile phlebotomy, physician portals, fast turnaround, EMR integration, easy to interpret results

Building evidence for Signatera clinical validity and utility Signatera published indications CRC Melanoma Breast Multiple Myeloma Pan - cancer Gastrointestinal Bladder Head & Neck Lung Pancreatic Esophageal Ovarian Merkel cell 35 published peer - reviewed studies on Signatera across multiple cancer indications 41 posters and 13 oral presentations at oncology conferences in 2022 1 1 4 7 22 35 2017 2018 2019 2020 2021 2022 YTD Cumulative growth of Signatera peer - reviewed publications Not for reproduction or further distribution. 9

Signatera™
Residual disease test (MRD)

Highlights from recent data publications

Ovarian Cancer Study – Published[1]

- Multi-site study analyzed 163 plasma samples from 69 patients with Stage I-IV epithelial ovarian cancer
- Observed 100% sensitivity and specificity
- 10 months average diagnostic lead time ahead of imaging

Uveal Melanoma – Published[2]

- Multi-center phase 2 study of tebentafusp in 127 patients with treatment-refractory metastatic uveal melanoma
- Early reduction in ctDNA (week 9) was correlated with improved overall survival, even in patients with apparent radiographic progression

Breast – BELLINI Study Presented[3]

- Immunotherapy response monitoring in neoadjuvant TNBC (stage I-II)
- All patients who achieved partial response had >50% ctDNA reduction after 4 weeks (2 cycles) of immunotherapy

Colorectal Cancer – Presented[4]

- Real-world data from > 16,000 Signatera CRC patients
- Observed no significant treatment benefit in MRD-negative population

1. Hou, J.S. Chapman, E. Kalashnikova et al. Circulating tumor DNA monitoring for early recurrence detection in epithelial ovarian cancer. Gynecologic Oncology. 2022
2. Carvajal RD, Butler MO, Shoushtari AN et al. Clinical and molecular response to tebentafusp in previously treated patients with metastatic uveal melanoma: a phase 2 trial. Nature Medicine. 2022
3. Nederlof I, Isaeva O, Bakker N, et al. Nivolumab and ipilimumab in early-stage TNBC with tumor-infiltrating lymphocytes (TILs). First results from BELLINI Trial. ESMO, Paris, France, Sept 9-13, 2022.
4. S.A. Cohen, P.M. Kasi, et al. Real-world monitoring of circulating tumor DNA reliably predicts cancer recurrence in patients with resected stages I-III colorectal cancer. ESMO, Paris, France, Sept 9-13, 2022.

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Signatera™
Residual disease test (MRD)

Signatera pan-cancer clinical pipeline

Anticipated near term publications

	Indication	Description	Patients	Plasma time points
Accepted	CRC	CIRCULATE GALAXY with 18m followup	>1,000	>7,000
	CRC	Multi center	>300	>1,300
Accepted	Gastroesophageal	Multi center	>275	>900
	Pancreatic	Multi center	>175	~500
	Breast	EBLIS expanded cohort	>175	>1,200
	Breast	ISPY 2.0 expanded cohort	>275	>1,000
	Melanoma	Single center	>50	>500

Longer term prospective trials

- Phase III CIRCULATE Japan (CRC)
- Phase III CIRCULATE US (CRC)
- Phase III CDx study (MIBC)
- Phase III CDx study (TNBC, mBRCA HR+)

- BESPOKE CRC (CRC)
- BESPOKE-IO (Pan-Cancer)

- AMPLIFY (Multi)
- DARE (Breast)
- LEADER (Breast)

Building evidence to change practice guidelines

Source: Internal estimates

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Japan Society Guidelines for MRD testing in CRC [draft] First global oncology society guidance released in support of MRD testing Recommendation: Highly Recommended As of September 2022, there is no panel test for the detection of minimal residual tumor that has been approved by the pharmaceutical affairs bodies and covered by insurance for the purpose of selecting treatment for patients with resectable advanced recurrent colorectal cancer according to the risk of recurrence, but the clinical benefit has already been demonstrated in prospective phase II trials, etc. Therefore, it is "strongly recommended.” Thus, the ctDNA gene panel test for MRD detection in curatively resected colorectal cancer patients may be useful in identifying a group of patients at very high risk of recurrence. The 2022 edition of the Japanese guidelines for the treatment of colorectal cancer recommends the selection of treatment regimens according to the risk of recurrence in postoperative adjuvant therapy. If the high - risk group for recurrence can be excluded, a population with a good prognosis can be selected, and adjuvant chemotherapy can be omitted in view of other clinical prognostic factors. Repeated MRD monitoring by liquid biopsy is also expected to lead to early detection of recurrence. Thus, the ctDNA gene panel test for MRD detection in patients with resectable advanced recurrent colorectal cancer is strongly recommended as a repeatable test for the identification of high - risk groups for recurrence. 12 Not for reproduction or further distribution.

13 Not for reproduction or further distribution. Source: Internal estimates Significant unmet need served by one technology platform and one commercial team ~2.5M ~13M Total Tests per year (M) 0 3 6 9 12 Current reimbursed indications Future indications Covered by Medicare

14 Not for reproduction or further distribution. Big bets in oncology Pre - selling pan - cancer Signatera offering ahead of broad reimbursement IVD development and global infrastructure to drive future international expansion and companion diagnostic applications with pharma partners Significant investment in clinical trials and data generation is important to expand our first - mover competitive advantage, gain coverage Oncology data product to monetize our unique, fast - growing library of exome data in early - stage disease, paired with clinical data and longitudinal MRD outcomes Cutting - edge product portfolio to improve existing solutions and develop new technologies, for early detection, therapy selection, and disease monitoring

Q 3 f inancial o verview 1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2. Cash and investments also include cash equivalents and restricted cash. 3. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts outstanding is $287.5 million as of September 30, 2022. ($ in millions, except for per share data) Balance sheet Sep 30, 2022 Jun 30, 2022 Change Q/Q Cash & Investments 2 $ 521.2 $ 638.7 ($ 117.5 ) UBS Line of Credit $ 50.1 $50.1 $ — Convertible Senior Notes 3 $ 281.3 $ 281.0 $ 0. 3 P&L Q 3 ’22 Q 3 ’21 Change Product Revenues $19 9.8 $1 53 . 9 $ 45.9 Licensing and Other Revenues $ 10.8 $ 4.2 $ 6.6 Total Revenues $ 210.6 $1 58.1 $ 52.5 Gross Margin% 1 44. 7% 4 8 . 5% (385 bps ) R&D $ 65.5 $ 98.5 ( $ 33.0) SG&A $14 7.7 $12 8 .5 $ 19.2 Net Loss Per Diluted Share ($1. 25 ) ($1. 63 ) $0. 38 15 Not for reproduction or further distribution.

Natera Today • Established products with clear market leadership position • Addressing large unmet clinical needs • Volumes, revenues continuing to ramp quickly • Multi - year lead in published data in women’s health, oncology • Commercial teams fully built to support increased future adoption Well positioned for scale Near Future 16 • Multiple large potential catalysts: • Microdeletions guideline inclusion • Signatera colorectal cancer NCCN guideline inclusion • Signatera commercial payer coverage • MolDx coverage for additional tumor types • R&D yielding COGS and scale benefits : • High volume products on lower - cost sequencers • Scaling tissue whole exome capability, lower - cost lab operations • Stable operating expenses • Stable commercial presence • Stable investment in clinical trials Not for reproduction or further distribution.

Raising 2022 a nnual guidance Guide $ (millions) Original Q1 22 Q2 22 Q3 22 Key drivers Revenue $770 – $790 $790 – $810 $805 – $825 $8 10 – $8 30 • Volume outperformance • Improving oncology ASPs Gross margin % revenue 46% – 48% 46% – 48% 46% – 48% 4 4% – 4 7% • Growing oncology volumes SG&A $560 – $590 $560 – $590 $560 – $590 $5 75 – $590 • Commercial teams built out R&D $340 – $360 $340 – $360 $340 – $360 $3 2 0 – $3 4 0 • Foundational clinical trials and COGS improvements Cash burn $370 – $400 $370 – $400 $370 – $400 ~ $ 4 5 0 • Poised to decline in 2023 and beyond Not for reproduction or further distribution. 17

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